NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 1 dated October 1, 2015

to

Prospectus dated October 1, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated October 1, 2015 (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 36 of the Prospectus before you decide to invest in shares of our common stock.

Decrease in Public Offering Price

On September 30, 2015, we decreased our public offering price from $9.30 per share to $9.00 per share. This decrease in the public offering price was effective as of our October 1, 2015 closing and first applied to subscriptions received from September 16, 2015 through September 30, 2015. In accordance with our previously disclosed share pricing policy, the new net offering price per share is not more than 2.5% less than our net asset value per share as of September 30, 2015.

NEX-SUPP1-1015